SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT



     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



Date of Report (Date of earliest event reported): September 28, 1999
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                             PARTY CITY CORPORATION
                             ----------------------
             (Exact name of registrant as specified in its charter)



          Delaware                        0-27826               22--3033692
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(State of other jurisdiction         (Commission File          (IRS Employer
     of incorporation)                    Number)            Identification No.)



400 Commons Way, Rockaway, NJ                                         07866
- -----------------------------                                         -----
(Address of principal executive offices)                           Zip Code



Registrant's telephone number, including area code: (973) 983-0888
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Item 8. Change in Fiscal Year

     On September 28, 1999, the Board of Directors of the Company approved changing the fiscal year from December 31 to a fiscal year ending the Saturday nearest to June 30. The Company intends to file a Form 10-K for the 18 months ended July 3, 1999, which will include the audited consolidated financial statements for the 18-month period ended July 3, 1999, on or prior to October 1, 1999.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        PARTY CITY CORPORATION


Dated:  September 28, 1999              By: /s/ Thomas E. Larson
                                            ------------------------------
                                        Name:  Thomas E. Larson
                                        Title: Chief Financial Officer